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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 13, 2004

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

           Canada                      001-15503                    N/A
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
       Incorporation)                                        Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                 K2K-3G1
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 8.01. Other Events.

      On October 13, 2004, Workstream Inc. issued a press release announcing the unveiling of its latest product offering, TalentCenter, an integrated, open portal solution. Workstream's TalentCenter portal is designed to help organizations manage the entire employee lifecycle (from recruitment to retirement). It provides a unified platform for all of Workstream's products and services, including Recruitment, Performance, Compensation, Rewards and Transition. Access to Workstream's TalentCenter portal is offered on a monthly subscription basis through an on-demand software delivery model, which is intended to help companies build high performing workforces while controlling costs.

The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

99.1  Press Release issued on October 13, 2004, by Workstream Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.

Dated:  October 13,  2004               By: /s/ Michael Mullarkey
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                                           Name:  Michael Mullarkey
                                           Title: Chief Executive Officer

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                                  Exhibit Index

Exhibit No.  Description
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99.1         Press Release issued on October 13, 2004, by Workstream Inc.